UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 10, 2005

TEAMSTAFF, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-18492

NEW JERSEY	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Atrium Drive
Somerset, NJ 08873

(Address and zip code of principal executive offices)

(732) 748-1700
(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Information

Mr. Edmund C. Kenealy, TeamStaff, Inc.'s ("TeamStaff") Vice President, General Counsel and Secretary, will depart TeamStaff effective as of April 1, 2005. Mr. Kenealy's departure is due to his decision to accept the position of general counsel for a national division of a Fortune 500 property and casualty insurer. TeamStaff has commenced a search for Mr. Kenealy's replacement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TEAMSTAFF, INC.
By: /s/ Edmund C. Kenealy Name: Edmund C. Kenealy Title: Vice President, General Counsel Date: March 10, 2005

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